GOODWILL	12 Months Ended
Dec. 31, 2023
Schedule Of Changes In Goodwill
GOODWILL

NOTE 13 — GOODWILL

Changes in goodwill are as follows during the years ended December 31, 2023 and 2022:

Balance as of December 31, 2021	$1,320,100
Less - Foreign currency translation	(113,150)
Additions: Goodwill on new acquisition	50,399,733
Less: Impairment loss	(20,053,893)
Goodwill on tax adjustment	136,097
Balance as of December 31, 2022	31,688,887
Less: Goodwill reduction as per PPA	(4,919,920)
Less: Impairment	(15,371,643)
Add: Foreign currency translation	27,824
Balance as of December 31, 2023	$11,425,148

Goodwill is allocated to the Company’s cash-generating units. The recoverable amounts of these cash- generating units have been determined based on value in use calculations. Other assumptions included in value in use calculations are closely linked to entity-specific key performance indicators.

Impairment

At the end of each year, the Company assesses whether there were events or changes in circumstances that would indicate that a cash-generating unit or group of cash-generating units were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

Goodwill was initially recognised in business combinations between 2017 and 2022, and is monitored at CGU level. The Company noted indicators of impairment as at December 31, 2023 and 2022, including market capitalization and operating conditions, and, as a result, carried out an assessment of the impairment of its goodwill and other assets. In testing for impairment, goodwill and other assets acquired in a business combination were allocated to the cash-generating units to which they related. As a result of impairment testing performed in December 31, 2023 and 2022, the Company determined an impairment loss of $15.4 million (2022 - $28.2 million), representing the difference between the recoverable amount and the carrying value of the CGU.

The impairment loss during the years ended December 31, 2023 and 2022 has been allocated as follows:

Goodwill - $15.4 million (2022 - $20.1 million);

Intangible assets - $0 (2022- $1.1 million); and

Property and equipment - $Nil (2022- $7.2 million);

The significant assumptions applied in the determination of the value in use amount as of December 31 2023 are as explained as follows.

Cash flows: Estimated cash flows were projected based on estimated operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by sales volumes, selling prices and operating costs. The forecasts are extended to a total of five years (and a terminal year thereafter) and were approved by the management. In 2023, a tax rate of 20% was used in the cash flow projection model;

Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;

After-tax discount rate: The after-tax discount rate is reflective of the Group’s Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and cost of debt based on corporate bond yields.

The key assumptions used are as follows.

Budgeted revenue growth rate - between 6% and 20%, depending on the CGU, and varying across the forecast years

Terminal value growth - 5x

Discount rate - 10%